OAKWOOD MORTGAGE INVESTORS, INC. 1996-B                 REPORT DATE: APRIL 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                    POOL REPORT #9
REMITTANCE REPORT
REPORTING MONTH:   MARCH 31, 1997                       Page 1 of 6


                                            Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                  Ending
Principal                  Scheduled          Prepaid            Liquidated        Contracts               Principal
Balance                    Principal          Principal          Principal         Repurchased             Balance
---------------------------------------------------------------------------------------------------------------------------------

   203,392,542.63        (533,422.98)       (466,956.88)      (665,972.55)            0.00                 201,726,190.22
=================================================================================================================================










Scheduled                                   Scheduled                                                  Amount
Gross                      Servicing        Pass Thru             Liquidation       Reserve            Available for
Interest                      Fee           Interest              Proceeds          Fund Draw          Distribution
--------------------------------------------------------------------------------------------------------------------------
1,890,314.44               169,493.79       1,720,820.65          474,137.04          0.00             3,364,831.34
==========================================================================================================================



                                                      Mezzanine Reserve Fund as of Cutoff Date
------------------------------------------------------------------------------------------------------------------------------------


        Beginning                                               Investment         Balance Before      Reserve        Reserve
         Balance                Deposits       Distrib.          Interest       Current Distribution   Fund Draw      Fund Deposit
------------------------------------------------------------------------------------------------------------------------------------

       432,884.12                 0.00         -1,559.12         1,744.92              433,069.92         0.00          0.00
====================================================================================================================================


                                                                Reserve Fund Required Balance
                                                                --------------------------------------
       Balance After                                            Before Current     After Current
       Current Distribution    Excess                           Distribution       Distribution
----------------------------------------------                  --------------------------------------
          433,069.92             1,744.92                          431,325.00         431,325.00
==============================================                  ======================================


                                      Class B-1 Reserve Fund as of Cutoff Date
----------------------------------------------------------------------------------------------------------------------------------

        Beginning                                                   Investment        Balance Before       Reserve
         Balance                Deposits           Distrib.          Interest       Current Distribution   Fund Draw
---------------------------------------------------------------------------------------------------------------------------------
       324,663.34                 0.00            -1,169.34          1,308.69            324,802.69          0.00
=================================================================================================================================


                                                                         Reserve Fund Required Balance
                                                                         --------------------------------------
Reserve              Balance After                                       Before Current     After Current
Fund Deposit         Current Distribution          Excess                Distribution       Distribution
------------------------------------------------------------------       --------------------------------------
 0.00                    324,802.69              1,308.69                323,494.00         323,494.00
==================================================================       ======================================



                                       Class B-2 Reserve Fund as of Cutoff Date
--------------------------------------------------------------------------------------------------------------------------------

        Beginning                                                   Investment         Balance Before      Reserve
         Balance                Deposits           Distrib.          Interest       Current Distribution   Fund Draw
--------------------------------------------------------------------------------------------------------------------------------
       216,441.47                0.00             -779.47             872.46            216,534.46           0.00
================================================================================================================================



                                                                                     Reserve Fund Required Balance
                                                                                     --------------------------------------
 Reserve              Balance After                                                  Before Current     After Current
 Fund Deposit         Current Distribution          Excess                           Distribution       Distribution
-------------------------------------------------------------------                  --------------------------------------
   0.00                    216,534.46                872.46                           215,662.00         215,662.00
===================================================================                  ======================================


                                                      Certificate Account
---------------------------------------------------------------------------------------------------------------------------------

        Beginning                        Deposits                                        Investment               Ending
         Balance               Principal           Interest        Distributions          Interest                Balance
---------------------------------------------------------------------------------------------------------------------------------
       641,369.22            1,695,921.64       1,980,785.01     (3,441,787.35)               2,569.04            878,857.56
=================================================================================================================================

                        P&I Advances at Distribution Date
--------------------------------------------------------------------------------
        Beginning              Recovered           Current            Ending
         Balance                Advances           Advances           Balance
--------------------------------------------------------------------------------
       2,076,171.04           2,019,723.89       1,293,228.12      1,349,675.27
================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                    REPORT DATE:  APRIL 6, 1997
REMITTANCE REPORT                                       POOL REPORT #9
REPORTING MONTH:   MARCH 31, 1997
                                                        Page 2 of 6
Class B Crossover Test                                                               Test Met?
-----------------------------------------------------------------                    ---------------
(a) Remittance date on or after January 2001                                               N


(b) Average 60 day Delinquency rate less than or equal to 5%                               Y

(c) Average 30 day Delinquency rate less than or equal to 7%                               Y


(d) Cumulative losses do not exceed the following

percent of the initial principal balance of all Certificates

Average 30 day delinquency ratio:
                   Aug. 1996 -Aug. 1997       4%                                           N
                   Jan 2001 -Aug. 2002        7%                                           N
                   Aug. 2002 - Jan. 2003      8%                                           N
                   Jan, 2003 -                9%                                           N


(e) Current realized loss ratio less than or equal to 2.75%                                Y




(f) Are class B principal balances plus Accelerated

     Principal Distributions greater than or equal to 22.750% of stated scheduled pool balance

                Beginning B-1 balance                                     16,983,002.06

                Beginning B-2 balance                                     10,614,543.63

                Beginning Accelerated Principal Distribution                 438,749.31
                                                                   --------------------
                                                                          28,036,295.00
                Divided by beginning pool
                balance                                                  203,392,542.63
                                                                   --------------------
                                                                                13.784%    N
                                                                   ====================




Average 60 day delinquency ratio:


                                 Over 60s           Pool Balance            %
                      --------------------------------------------------------

Current Mo                     5,968,141.52          201,726,190.22   2.96%
1st Preceding Mo               5,768,377.23          203,392,542.63   2.84%
2nd Preceding Mo               5,933,757.11          205,060,874.50   2.89%
                                                      Divided by        3
                                                                 -------------
                                                                      2.90%
                                                                 =============

Average 30 day delinquency ratio:

                                 Over 30s           Pool Balance            %
                      --------------------------------------------------------

Current Mo                     9,092,747.24          201,726,190.22   4.51%
1st Preceding Mo               8,748,189.69          203,392,542.63   4.30%
2nd Preceding Mo               9,062,821.51          205,060,874.50   4.42%
                                                        Divided by      3
                                                                 -------------
                                                                      4.41%
                                                                 =============

Cumulative loss ratio:

                       Cumulative losses                 680,168.90
                                                  ------------------------
Divided by Initial Certificate Principal             215,662,295.00   0.315%
                                                                 =============

Current realized loss ratio:

                        Liquidation                 Pool
                          Losses                   Balance
                      -------------------------------------------

Current Mo               191,835.51          203,392,542.63
1st Preceding Mo         146,464.19          205,060,874.50
2nd Preceding Mo         154,750.64          206,684,145.23

                                                                      0.965%
                                                                 =============


        OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
        OAKWOOD ACCEPTANCE CORP. -  SERVICER                                REPORT DATE:  APRIL 6, 1997
        REMITTANCE REPORT                                                   POOL REPORT #9
        REPORTING MONTH:   MARCH 31, 1997                                   Page 3 of 6

                                                                           Delinquency Analysis

                                                       31 to 59 days               60 to 89 days            90 days and Over
                      No. of      Principal                     Principal                 Principal                 Principal
                      Loans       Balance              #        Balance          #        Balance          #        Balance
                      --------------------------------------------------------------------------------------------------------------
 Excluding Repos       7,408    198,906,456.35        115        3,030,697.97    42        1,193,672.16    62         2,078,950.74

           Repos          90      2,819,733.87          4           93,907.75    13          319,481.66    72         2,376,036.96
                      --------------------------------------------------------------------------------------------------------------

           Total       7,498    201,726,190.22        119        3,124,605.72    55        1,513,153.82   134         4,454,987.70
                      ==============================================================================================================


                                                                               Repossession Analysis
                                          Active Repos                      Reversal        Current Month
                        Total Delinq.           Outstanding            (Redemption)        Repos                 Cumulative Repos
                         Principal               Principal                  Principal            Principal              Principal
                  #       Balance          #      Balance         #          Balance      #      Balance         #      Balance
                  -----------------------------------------------------------------------------------------------------------------
 Excluding Repos  219    6,303,320.87    90      2,819,733.87     -1        (40,619.68)   26      715,402.40    198    5,249,217.80

           Repos   89    2,789,426.37
                  ---------------------------
           Total  308    9,092,747.24
                  ===========================

                  4.1%             4.51%
                  ===============================


OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                       REPORT DATE:  APRIL 6, 1997
REMITTANCE REPORT                                                          POOL REPORT #9
REPORTING MONTH:   MARCH 31, 1997
                                                                           Page 4 of 6
REPOSSESSION LIQUIDATION REPORT

                                     Liquidated                                                                           Net
   Account         Customer          Principal           Sales          Insur.          Total        Repossession     Liquidation
   Number            Name             Balance          Proceeds         Refunds        Proceeds        Expenses        Proceeds
------------------------------------------------------------------------------------------------------------------------------------
001624-6      FLOWERS                11,191.92          1,500.00          0.00        12,691.92            0.00       12,691.92
086975-0      HENDLEY                23,906.85         21,900.00      2,458.80        24,358.80        1,957.00       22,401.80
088365-2      GOFF                   25,857.39         28,700.00          0.00        28,700.00        1,048.94       27,651.06
088519-4      MILES                  13,017.05          4,320.00        509.07         4,829.07        1,345.00        3,484.07
088580-6      RAMIREZ                28,880.21         28,900.00        180.22        29,080.22        1,784.70       27,295.52
088626-7      ROBERTSON              28,313.50         22,250.00        216.93        22,466.93        6,431.96       16,034.97
089629-0      BROOKS                 10,603.77          1,000.00        650.73         1,650.73            0.00        1,650.73
089765-2      BRAGG                  19,030.61         17,600.00        123.26        17,723.26        1,978.00       15,745.26
089839-5      GOODYEAR               11,216.81          3,000.00         59.93         3,059.93            0.00        3,059.93
090759-2      SEGURA                 28,794.95         25,900.00      2,843.01        28,743.01        1,802.00       26,941.01
090821-0      SAVIC                  19,838.41         19,500.00      1,825.18        21,325.18        4,743.46       16,581.72
090847-5      KEY                    29,271.65         27,500.00      1,430.48        28,930.48        2,685.00       26,245.48
090862-4      JUSTICE                29,665.60         26,900.00      1,585.60        28,485.60        1,207.00       27,278.60
090876-4      LEONARD                15,280.77          5,050.00         47.78         5,097.78          100.00        4,997.78
090884-8      THOMAS                 34,064.73         21,900.00        616.41        22,516.41        4,020.28       18,496.13
091004-2      WALDEN                 30,428.99         32,500.00        149.24        32,649.24        3,415.00       29,234.24
092081-9      TAUTENHAHN             18,574.20         10,500.00      1,643.02        12,143.02        1,671.00       10,472.02
092973-7      SYLVAIN                25,069.73         22,950.00      1,775.31        24,725.31        4,808.58       19,916.73
093605-4      QUITADA                17,155.02         17,700.00          0.00        17,700.00        2,291.00       15,409.00
093765-6      MICHAEL                26,404.30         22,900.00      1,483.96        24,383.96        3,505.00       20,878.96
093867-0      BOUTWELL               33,759.21         28,500.00      2,541.15        31,041.15        3,680.00       27,361.15
093904-1      CARNEAL                30,321.69         26,500.00      1,885.93        28,385.93        1,495.00       26,890.93
093978-5      WIDNER                 23,063.63         20,900.00        691.78        21,591.78        4,013.00       17,578.78
094021-3      DUERSON                15,901.55         10,088.68        196.91        10,285.59        3,064.66        7,220.93
094203-7      MCCARTY                32,473.28         29,700.00      1,050.03        30,750.03        1,090.00       29,660.03
094345-6      FLORES                 30,061.52         29,500.00        184.89        29,684.89         2030.00       27,654.89
086533-7      RAMEY                  25,533.71         22,250.00      2,194.21        24,444.21         3795.61       20,648.60
087946-0      PERRIGO                28,291.50         27,700.00      1,238.08        28,938.08         3873.81       25,064.27


                             =======================================================================================================
                                    665,972.55        557,608.68     27,581.91       596,382.51       67,836.00      528,546.51
                             =======================================================================================================









                                                               Net             Current
   Account         Customer               Unrecov.           Pass Thru         Period Net      Cumulative
   Number            Name                 Advances           Proceeds         Gain/(Loss)     Gain/(Loss)
----------------------------------------------------------------------------------------------------------
001624-6      FLOWERS                      1,485.90           11,206.02            14.10
086975-0      HENDLEY                      1,830.84           20,570.96        (3,335.89)
088365-2      GOFF                         1,267.90           26,383.16           525.77
088519-4      MILES                        2,085.28            1,398.79       (11,618.26)
088580-6      RAMIREZ                      2,416.96           24,878.56        (4,001.65)
088626-7      ROBERTSON                    2,721.12           13,313.85       (14,999.65)
089629-0      BROOKS                       1,385.55              265.18       (10,338.59)
089765-2      BRAGG                        1,500.06           14,245.20        (4,785.41)
089839-5      GOODYEAR                     1,522.14            1,537.79        (9,679.02)
090759-2      SEGURA                       1,959.66           24,981.35        (3,813.60)
090821-0      SAVIC                        2,100.32           14,481.40        (5,357.01)
090847-5      KEY                          2,245.04           24,000.44        (5,271.21)
090862-4      JUSTICE                      1,806.55           25,472.05        (4,193.55)
090876-4      LEONARD                      1,203.15            3,794.63       (11,486.14)
090884-8      THOMAS                       2,694.86           15,801.27       (18,263.46)
091004-2      WALDEN                       2,417.95           26,816.29        (3,612.70)
092081-9      TAUTENHAHN                   2,883.66            7,588.36       (10,985.84)
092973-7      SYLVAIN                      1,811.05           18,105.68        (6,964.05)
093605-4      QUITADA                      2,380.49           13,028.51        (4,126.51)
093765-6      MICHAEL                      1,488.80           19,390.16        (7,014.14)
093867-0      BOUTWELL                     2,583.35           24,777.80        (8,981.41)
093904-1      CARNEAL                      2,057.58           24,833.35        (5,488.34)
093978-5      WIDNER                       1,462.70           16,116.08        (6,947.55)
094021-3      DUERSON                      1,509.36            5,711.57       (10,189.98)
094203-7      MCCARTY                      1,693.10           27,966.93        (4,506.35)
094345-6      FLORES                       1,827.30           25,827.59        (4,233.93)
086533-7      RAMEY                        1,739.04           18,909.56        (6,624.15)
087946-0      PERRIGO                      2,329.76           22,734.51        (5,556.99)


                                          =================================================================
                                          54,409.47          474,137.04      (191,835.51)    (680,168.90)
                                          =================================================================
                                                                                                     0.00
                                                                                           ================


OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                       REPORT DATE:  APRIL 6, 1997
REMITTANCE REPORT                                                          POOL REPORT #9
REPORTING MONTH:   MARCH 31, 1997
                                                                           Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                           Original             Beginning              Current            Accelerated
               Cert.                     Certificate           Certificate            Principal            Principal
               Class                       Balances             Balances               Payable            Distribution
-------------------------------------------------------------------------------------------------------------------------------
A-1                                       45,290,000.00         33,020,247.61         (1,666,352.41)         0.00
A-1 Outstanding Writedown                          0.00                  0.00                  0.00          0.00

A-2                                       35,585,000.00         35,585,000.00                  0.00          0.00
A-2 Outstanding Writedown                          0.00                  0.00                  0.00          0.00

A-3                                       32,350,000.00         32,350,000.00                  0.00          0.00
A-3 Outstanding Writedown                          0.00                  0.00                  0.00          0.00

A-4                                       22,642,000.00         22,642,000.00                  0.00          0.00
A-4 Outstanding Writedown                          0.00                  0.00                  0.00          0.00

A-5                                       32,350,000.00         32,350,000.00                  0.00          0.00
A-5 Outstanding Writedown                          0.00                  0.00                  0.00          0.00

A-6                                       19,409,000.00         19,409,000.00                  0.00          0.00
A-6 Outstanding Writedown                          0.00                  0.00                  0.00          0.00

B-1                                       17,253,000.00         16,983,002.06                  0.00          0.00
B-1 Outstanding Writedown                          0.00                  0.00                  0.00          0.00

B-2                                       10,783,295.00         10,614,543.63                  0.00          0.00
B-2 Outstanding Writedown                          0.00                  0.00                  0.00          0.00

Excess Asset Principal Balance                     0.00            438,749.31                  0.00          0.00


                                ----------------------------------------------------------------------------------------------




                                         215,662,295.00        203,392,542.61         (1,666,352.41)      0.00
                                ==============================================================================================



                                                                   Ending                                Principal Paid
               Cert.                       Writedown            Certificate              Pool             Per $1,000
               Class                          Amounts              Balances               Factor           Denomination
------------------------------------------------------------------------------
A-1                                           0.00              31,353,895.20                 69.22918%        36.79
A-1 Outstanding Writedown                     0.00                       0.00                     0.00          0.00

A-2                                           0.00              35,585,000.00                100.00000%         0.00
A-2 Outstanding Writedown                     0.00                       0.00                     0.00          0.00

A-3                                           0.00              32,350,000.00                100.00000%         0.00
A-3 Outstanding Writedown                     0.00                       0.00                     0.00          0.00

A-4                                           0.00              22,642,000.00                100.00000%         0.00
A-4 Outstanding Writedown                     0.00                       0.00                     0.00          0.00

A-5                                           0.00              32,350,000.00                100.00000%         0.00
A-5 Outstanding Writedown                     0.00                       0.00                     0.00          0.00

A-6                                           0.00              19,409,000.00                100.00000%         0.00
A-6 Outstanding Writedown                     0.00                       0.00                     0.00          0.00

B-1                                           0.00              16,983,002.06                 98.43507%         0.00
B-1 Outstanding Writedown                     0.00                       0.00                     0.00          0.00

B-2                                           0.00              10,614,543.63                 98.43507%         0.00
B-2 Outstanding Writedown                     0.00                       0.00                     0.00          0.00

Excess Asset Principal Balance                0.00                 438,749.31


                                                    -------------------------




                                              0.00             201,726,190.20
                                                    =========================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                       REPORT DATE:  APRIL 6,1997
REMITTANCE REPORT                                                          POOL REPORT #9
REPORTING MONTH:   MARCH 31, 1997
                                                                           Page 6 of 6

CERTIFICATE INTEREST ANALYSIS



           Certificate              Remittance     Beginning          Current               Total              Interest       Ending
              Class                    Rate         Balance           Accrual               Paid              Shortfall      Balance
                                  --------------------------------------------------------------------------------------------------
A-1                                    5.54750%       0.00           157,738.18          157,738.18             0.00           0.00
A-1  Carryover Interest                0.00           0.00                 0.00                0.00             0.00           0.00
A-1  Writedown Interest                0.00           0.00                 0.00                0.00             0.00           0.00

A-2                                    6.80000%       0.00           201,648.33          201,648.33             0.00           0.00
A-2  Carryover Interest                0.00           0.00                 0.00                0.00             0.00           0.00
A-2  Writedown Interest                0.00           0.00                 0.00                0.00             0.00           0.00

A-3                                    7.10000%       0.00           191,404.17          191,404.17             0.00           0.00
A-3  Carryover Interest                0.00           0.00                 0.00                0.00             0.00           0.00
A-3  Writedown Interest                0.00           0.00                 0.00                0.00             0.00           0.00

A-4                                    7.35000%       0.00           138,682.25          138,682.25             0.00           0.00
A-4  Carryover Interest                0.00           0.00                 0.00                0.00             0.00           0.00
A-4  Writedown Interest                0.00           0.00                 0.00                0.00             0.00           0.00

A-5                                    7.65000%       0.00           206,231.25          206,231.25             0.00           0.00
A-5  Carryover Interest                0.00           0.00                 0.00                0.00             0.00           0.00
A-5  Writedown Interest                0.00           0.00                 0.00                0.00             0.00           0.00

A-6                                    8.00000%       0.00           129,393.33          129,393.33             0.00           0.00
A-6  Carryover Interest                0.00           0.00                 0.00                0.00             0.00           0.00
A-6  Writedown Interest                0.00           0.00                 0.00                0.00             0.00           0.00

B-1                                    8.39200%       0.00           118,767.79          118,767.79             0.00           0.00
B-1  Carryover Interest                0.00           0.00                 0.00                0.00             0.00           0.00
B-1  Writedown Interest                0.00           0.00                 0.00                0.00             0.00           0.00




B-2                                    9.64400%       0.00            85,305.55           85,305.55             0.00           0.00
B-2  Carryover Interest                0.00           0.00                 0.00                0.00             0.00           0.00
B-2  Writedown Interest                0.00           0.00                 0.00                0.00             0.00           0.00

X                                               316,772.97           406,902.91          299,814.29           107,088.62  423,861.59

Service Fee                                                          169,493.79          169,493.79             0.00           0.00
                                         -------------------------------------------------------------------------------------------

                                                316,772.97         1,805,567.55        1,698,478.93           107,088.62  423,861.59












                                            Interest Paid
           Certificate                        Per $1,000                Cert.             TOTAL
              Class                          Denomination               Class          DISTRIBUTION
----------------------------------------------------------------------------------------------------
A-1                                              4.78                    A-1           1,824,090.59
A-1  Carryover Interest                          0.00
A-1  Writedown Interest                          0.00

A-2                                              5.67                    A-2             201,648.33
A-2  Carryover Interest                          0.00
A-2  Writedown Interest                          0.00

A-3                                              5.92                    A-3             191,404.17
A-3  Carryover Interest                          0.00
A-3  Writedown Interest                          0.00

A-4                                              6.13                    A-4             138,682.25
A-4  Carryover Interest                          0.00
A-4  Writedown Interest                          0.00

A-5                                              6.38                    A-5             206,231.25
A-5  Carryover Interest                          0.00
A-5  Writedown Interest                          0.00

A-6                                              6.67                    A-6             129,393.33
A-6  Carryover Interest                          0.00
A-6  Writedown Interest                          0.00

B-1                                              6.99                    B-1             118,767.79
B-1  Carryover Interest                          0.00
B-1  Writedown Interest                          0.00




B-2                                              8.04                    B-2              85,305.55
B-2  Carryover Interest                          0.00
B-2  Writedown Interest                          0.00

X                                                                         X              299,814.29

Service Fee                                                                              169,493.79
                                                                                    ---------------------

                                                                                         3,364,831.34



CUMULATIVE UNPAID "X"                           423,861.59
CUMULATIVE UNPAID TURBO                         256,307.31
                                           ---------------
CUMULATIVE TOTAL LOSSES                         680,168.90
                                           ---------------